Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
12.	INCOME TAXES

[a]	The provision for income taxes differs from the expense that would be obtained by applying the Canadian statutory income tax rate as a result of the following:

	2023	2022
Canadian statutory income tax rate	26.5%	26.5%
Tax on repatriation of foreign earnings	3.6	5.3
Net effect of losses not benefited	1.2	7.7
Non-taxable capital losses (gains)	1.2	(0.3)
Reserve for uncertain tax positions	0.6	0.4
Earnings of equity accounted investees	(1.4)	(1.6)
Foreign exchange re-measurement	(1.7)	(0.6)
Deductible inflationary adjustments	(1.7)	(3.3)
Valuation allowance on deferred tax assets	(3.0)	(2.2)
Foreign rate differentials	(3.2)	0.6
Research and development tax credits	(4.1)	(7.1)
Others	1.9	1.6

Effective income tax rate	19.9%	27.0%

[b]	The details of income (loss) before income taxes by jurisdiction are as follows:

	2023	2022
Canadian	$(184)	$(57)
Foreign	1,790	935

	$1,606	$878

[c]	The details of the income tax provision are as follows:

	2023	2022
Current
Canadian	$24	$5
Foreign	557	452

	581	457

Deferred
Canadian	(26)	(25)
Foreign	(235)	(195)

	(261)	(220)

	$320	$237

[d]	Deferred income taxes have been provided on temporary differences, which consist of the following:

	2023	2022
Tax depreciation in excess of (less than) book depreciation	$33	$(21)
Tax on undistributed foreign earnings	4	(34)
Re-measurement of deferred tax assets	(8)	(7)
Net tax losses (benefit) utilization	(25)	10
Unrealized loss on remeasurement of investments	(26)	(48)
Change in valuation allowance on deferred tax assets	(47)	(19)
Net (increase) decrease in non-deductible liabilities	(63)	17
Book amortization in excess of tax amortization	(112)	(89)
Others	(17)	(29)

	$(261)	$(220)

[e]	Deferred tax assets and liabilities consist of the following temporary differences:

	2023	2022
Assets
Tax benefit of loss carryforwards	$892	$760
Liabilities currently not deductible for tax	400	269
Operating lease liabilities	399	367
Other assets tax value in excess of book value	150	87
Tax credit carryforwards	90	87
Unrealized losses on remeasurement of investments	79	37
Unrealized loss on foreign exchange hedges and retirement liabilities	44	70
Others	29	29

	2,083	1,706
Valuation allowance against tax benefit of loss carryforwards	(597)	(579)
Other valuation allowance	(221)	(198)

	$1,265	$929

Liabilities
Operating lease right-of-use assets	403	372
Tax depreciation in excess of book depreciation	232	186
Tax on undistributed foreign earnings	171	171
Unrealized gain on foreign exchange hedges and retirement liabilities	22	21

	828	750

Net deferred tax assets	$437	$179

The net deferred tax assets are presented on the consolidated balance sheet in the following categories:

	2023	2022
Long-term deferred tax assets	$621	$491
Long-term deferred tax liabilities	(184)	(312)

	$437	$179

[f]
Deferred income taxes have not been provided on $5.3 billion of undistributed earnings of certain foreign subsidiaries, as the Company has concluded that such earnings should not give rise to additional tax liabilities upon repatriation or are indefinitely reinvested. A determination of the amount of the unrecognized tax liability relating to the remittance of such undistributed earnings is not practicable.

[g]	Income taxes paid in cash [net of refunds] were $546 million for the year ended December 31, 2023 [2022 - $560 million].

[h]
As at December 31, 2023, the Company had domestic and foreign operating loss carryforwards of $3.5 billion and tax credit carryforwards of $90 million. Approximately $2.3 billion of the operating losses can be carried forward indefinitely. The remaining operating losses and tax credit carryforwards expire between 2024 and 2043.

[i]
As at December 31, 2023 and 2022, the Company’s gross unrecognized tax benefits were $220 million and $142 million, respectively [excluding interest and penalties], of which $188 million and $135 million, respectively, if recognized, would affect the Company’s effective tax rate. The gross unrecognized tax benefits differ from the amount that would affect the Company’s effective tax rate due primarily to the impact of the valuation allowance on deferred tax assets. A summary of the changes in gross unrecognized tax benefits is as follows:

	2023	2022
Balance, beginning of year	$142	$142
Increase based on tax positions related to current year	28	52
Decrease based on tax positions of prior years	—	(17)
Settlements	1	(10)
Foreign currency translation	5	(4)
Statute expirations	(14)	(21)
Acquisitions [note 7]	58	—

	$220	$142

As at December 31, 2023, the Company recorded interest and penalties on unrecognized tax benefits of $35 million [2022 – $29 million], which reflects an increase of $6 million [2022 – $3 million] in expenses related to changes in its reserves for interest and penalties.
The Company operates in multiple jurisdictions and its tax returns are periodically audited or subject to review by both domestic and foreign tax authorities. During the next twelve months, it is reasonably possible that, as a result of audit settlements, the conclusion of current examinations, or the expiration of the statute of limitations in several jurisdictions, the Company may decrease the amount of its gross unrecognized tax benefits [including interest and penalties] by approximately $31 million, which if recognized, would affect its effective tax rate.
The Company considers its significant tax jurisdictions to include Canada, the United States, Austria, Germany, Mexico and China. With few exceptions, the Company remains subject to income tax examination in Germany for years after 2011, China and Mexico for years after 2017, Canada and Austria for years after 2018, and U.S. federal jurisdiction for years after 2019.